EXHIBIT 4.1

             NUMBER                                      SHARES
     IWCL

        CLASS A COMMON STOCK                      CLASS A COMMON STOCK
                                                    CUSIP 649398 10 3
                                            SEE REVERSE FOR CERTAIN DEFINITIONS


     INCORPORATED IN THE ISLANDS OF BERMUDA UNDER THE COMPANIES ACT 1981

                      Iridium World Communications Ltd.

This Certifies that






is the registered owner of

 FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK IN THE ABOVE-NAMED COMPANY SUBJECT TO THE MEMORANDUM OF ASSOCIATION AND THE BYE-LAWS OF THE COMPANY, TRANSFERRABLE IN ACCORDANCE THEREWITH.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. Witness the facsimile seal of the Company and the facsimile signatures of its duly authorized officers.

                 Dated:

[IRIDIUM WORLD COMMUNICATIONS LTD. BERMUDA 1996 SEAL]

Edward F. Staiano,                                            F. Thomas Tuttle,
Chairman and Chief Executive Officer                         Assistant Secretary

COUNTERSIGNED AND REGISTERED:
  THE BANK OF NEW YORK

TRANSFER AGENT AND REGISTRAR

BY [SIG]

AUTHORIZED SIGNATURE

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        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with rights of
           survivorship and not as tenants in
           common

UNIF GIFT MIN ACT --               Custodian
                     -------------           -------------
                        (Cust)                  (Minor)
                        under Uniform Gifts to Minors Act

                           -------------------------------
                                    (State)


   Additional abbreviations may also be used though not in the above list.

For value received, ____________________ hereby sells, assigns, and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------------

----------------------------------------

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      (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF
                                  ASSIGNEE)

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                                                                        Shares
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represented by the within certificate, and does hereby constitute and appoint
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                                                                        Attorney
------------------------------------------------------------------------
to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated
     --------------------         ---------------------------------------------
                                  NOTICE: THE SIGNATURES TO THIS
                                  TRANSFER MUST CORRESPOND WITH THE NAME AS
                                  WRITTEN UPON THE FACE OF THIS CERTIFICATE IN
                                  EVERY PARTICULAR, WITHOUT ALTERATION OR
                                  ENLARGEMENT, OR ANY CHANGE WHATEVER.


In the presence of:


-------------------------
       (Witness)



In the presence of:


-------------------------                 ----------------------------
       (Witness)                                  (Transferee)